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                               Exhibit 10.62
                     FIRST SUBLEASE EXTENSION AGREEMENT

          THIS FIRST SUBLEASE EXTENSION AGREEMENT (the "Agreement"), made and entered into the 12th day of April 1996, by, between and among JAMES J. CASTORO and WINIFRED CASTORO, his wife (the "Landlord"), HUNT, INC., a Florida corporation, (the "Tenant"), and GENERAL ACCEPTANCE CORPORATION, and Indiana corporation (the "Subtenant") and collectively referred to as the parties.


                            W I T N E S S E T H :

      WHEREAS, Landlord and Tenant entered into that certain lease on April 5, 1994, a copy of which is attached as Exhibit "A" (the "Lease"), for the real property located at 7669 15th Street East, Sarasota, Manatee County, Florida 34243 (the "Demised Premises"); and

     WHEREAS, Tenant and Subtenant, with the consent of Landlord, entered into a sublease for the Demised Premises on April 27, 1995, a copy of which is attached as Exhibit "B" (the "Sublease"); and

     WHEREAS, the parties were sometimes described in the Sublease as follows:
 Tenant, Hunt, Inc., was sometimes described as "Landlord;" Subtenant, General Acceptance Corporation was sometimes described as "Tenant;" and Landlord, James J. Castoro and Winifred Castoro, were sometimes described as "Owner" in the Sublease; and

         WHEREAS, Subtenant has elected to extend the term of the Sublease, as provided in Paragraph 2 thereof; and

         WHEREAS, Subtenant is current in all rent payments due Landlord under Paragraph 3 of the Sublease; and

      WHEREAS, the parties acknowledge that their negotiations have culminated in an agreement concerning the further extension of the Sublease on the terms outlined below.

         NOW, THEREFORE, in consideration of the premises, Landlord and Tenant covenant and agree as follows:

     1. RECITALS. The recitals contained herein above are true and correct and incorporated herein by reference. Capitalized terms shall have the same meaning as those in the Lease and Sublease, unless otherwise expressly defined.

      2. TERM. The term of this Sublease shall commence May 15, 1996, and end on May 14, 1997, unless otherwise terminated or extended, as hereinafter provided and as set forth in the Sublease and Lease. Anything to the contrary notwithstanding, Tenant's obligations and liabilities hereunder and under the terms of the Lease and Sublease terminate on April 30, 1997, the date of the termination of the Original Term.

     3. ADDITIONAL LEASE EXTENSIONS. Additional Lease extensions shall be provided to Subtenant as set forth in Paragraph 2C of the Sublease. Rent for these extended terms shall be as set forth in Paragraph 3 of the Lease and Paragraph 3 of the Sublease.

        4. CONFIRMATION OF LEASE AND SUBLEASE. In all other respects, the Lease dated April 5, 1994, and Sublease, dated April 27, 1995, are ratified and confirmed. All provisions set forth in that Lease and Sublease, as applicable, shall apply to this First Sublease Extension Agreement. In the event of a conflict between the terms of this First Sublease Extension Agreement and the terms of the Lease or Sublease, the terms of this First Sublease Extension Agreement shall prevail.

          5. EFFECTIVE DATE. The effective date of this First Sublease Extension shall be May 1, 1996, notwithstanding the date indicated at the beginning of this Agreement.

          6. COUNTERPARTS. This Agreement may be executed in two or more counterparts, the signature pages of which may be combined to create a singel document.

        IN WITNESS WHEREOF, the parties have executed or caused to be executed this First Sublease Extension Agreement as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

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






/s/    Jessica Baumann             /s/ James J. Castoro
- ----------------------  -------------------------------
Witness                 James J. Castora

Jessica Baumann
- ----------------------
Print Name of Witness

/s/   Inger Kirkwood    /s/   Winifred Castoro
- ----------------------  -------------------------------
Witness                 Winifred Castoro

Inger Kirkwood
- ----------------------
Print Name of Witness
                        HUNT, INC., a Florida
                        corporation,

/s/   R. Shane          By:   /s/ Irene Ragger
- ----------------------
Witness

R. Shane                Irene Ragger
- ----------------------
Print Name of Witness   Print Name

/s/   B. Mattison       Controller
- ----------------------  -------------------------------
Witness                 Title

B. Mattison
Print Name of Witness
                        GENERAL ACCEPTANCE CORPORATION,
                        an Indiana corporation
 /s/     Mark Stewart   By:  /s/      B. Wayne Garland
- ----------------------  -------------------------------
Witness

Mark Stewart            Wayne Garland
- ----------------------  -------------------------------
Print Name of Witness   Print Name

/s/   Douglas Edwards   VP
- ----------------------  -------------------------------
Witness                 Title

Douglas F. Edwards
- ----------------------
Print Name of Witness

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